ACCOUNTS AND NOTES RECEIVABLE	12 Months Ended
Dec. 31, 2013
ACCOUNTS AND NOTES RECEIVABLE
3.	ACCOUNTS AND NOTES RECEIVABLE

The Group’s accounts receivable is net of the allowance for doubtful accounts. The allowance for doubtful accounts activity is as follows:

	As of December 31,
	2012	2013	2013
	(RMB’000)	(RMB’000)	(US$’000)
Beginning balance	1,462	89,088	14,716
Provision for doubtful debt	87,626	28,562	4,718

Ending balance	89,088	117,650	19,434

Notes receivable represents bank drafts that are non-interest bearing and due within six months. Such bank drafts have been arranged with third-party financial institutions by certain customers to settle their purchases from the Company. The carrying amount of notes receivable approximates fair value.